UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2024

KLA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-09992	04-2564110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Technology Drive	Milpitas	California	95035
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (408) 875-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KLAC	The Nasdaq Stock Market, LLC
Indicate by check
The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 1, 2024, KLA Corporation (the “Company”) issued $500,000,000 aggregate principal amount of its 4.700% Senior Notes due 2034 (the “2034 Notes”) and $250,000,000 aggregate principal amount of its 4.950% Senior Notes due 2052 (the “2052 Notes” and, together with the 2034 Notes, the “Notes”) pursuant to an Indenture, dated as of June 23, 2022 (the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee. The Notes were offered and sold in a public offering pursuant to the Company’s registration statement on Form S-3 (File No. 333-265497) (the “Registration Statement”), including the base prospectus contained therein, filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), a preliminary prospectus supplement, dated January 30, 2024 and a related final prospectus supplement, dated January 30, 2024. On January 30, 2024, the Company entered into an underwriting agreement with Citigroup Global Markets Inc., BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, relating to the issuance and sale of the Notes.

The 2052 Notes constituted a further issuance of the Company’s 4.950% Senior Notes due 2052, of which $1,200,000,000 aggregate principal amount was issued on June 23, 2022 (the “Existing 2052 Notes”). The 2052 Notes form a single series with, and have the same terms, other than the initial offering price, the issue date and initial interest payment date, as the Existing 2052 Notes. The 2052 Notes have the same CUSIP/ISIN number and will trade interchangeably with the Existing 2052 Notes. The offering price of the 2052 Notes included accrued interest from, and including, January 15, 2024 to, but excluding, the issue date of the 2052 Notes, which was paid by the purchasers of the 2052 Notes. Immediately after giving effect to the issuance of the 2052 Notes, the Company has $1,450,000,000 aggregate principal amount of 4.950% Senior Notes due 2052 outstanding.

The material terms of and conditions of the 2034 Notes are set forth in an Officer’s Certificate, dated February 1, 2024 (the “2034 Notes Officer’s Certificate”), and the material terms of and conditions of the 2052 Notes are set forth in an Officer’s Certificate, dated June 23, 2022 (the “2052 Notes Officer’s Certificate” and, together with the 2034 Notes Officer’s Certificate, the “Officer’s Certificates”).

The 2034 Notes bear interest at a rate of 4.700% per year and will mature on February 1, 2034, and the 2052 Notes bear interest at a rate of 4.950% per year and will mature on July 15, 2052. Interest on the 2034 Notes is payable on February 1 and August 1 of each year, beginning on August 1, 2024. Interest on the 2052 Notes is payable on January 15 and July 15 of each year, beginning on July 15, 2024.

The Company may redeem an applicable series of Notes, in whole or in part, at any time and from time to time prior to the applicable Par Call Date (as defined below), at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the relevant redemption date (assuming the Notes of such series matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate (as defined in the applicable Officer’s Certificate) plus, in the case of the 2034 Notes, 15 basis points, and, in the case of the 2052 Notes, 25 basis points, less (b) interest accrued to the date of redemption, plus, under either prong (i) or (ii) above, interest accrued to the redemption date.

In addition, the Company may redeem any applicable series of Notes, in whole or in part and from time to time on or after the applicable Par Call Date, at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus interest accrued the date of redemption. The Notes are unsecured and rank equally in right of payment with all of the Company’s other unsecured and unsubordinated indebtedness.

“Par Call Date” means (i) with respect to the 2034 Notes, November 1, 2033 (three months prior to the maturity date of the 2034 Notes) and (ii) with respect to the 2052 Notes, January 15, 2052 (six months prior to the maturity date of the 2052 Notes).

In addition, the Company may be required to repurchase the Notes upon the occurrence of a change of control triggering event, as set forth in the Indenture.

The Indenture contains limited affirmative and negative covenants of the Company. The negative covenants restrict the ability of the Company and certain of its subsidiaries to incur liens on Principal Property (as defined in the Indenture) or the capital stock or indebtedness of certain subsidiaries; to engage in sale and lease-back transactions with respect to any Principal Property; and to consolidate, merge or convey, sell, transfer, lease or otherwise dispose of all or substantially all of its properties and assets.

The Indenture contains customary events of default, following the occurrence and continuance of which, the trustee or the holders of not less than 25% in aggregate principal amount of such series of Notes then outstanding may declare the principal of, premium, if any, and accrued interest on all Notes of such series through the date of such declaration immediately due and payable.

The Company expects to use the net proceeds from the Notes offering for general corporate purposes, including the repayment of outstanding indebtedness at or prior to maturity, and to repurchase shares of the Company’s common stock pursuant to the Company’s previously announced share repurchase programs.

The foregoing description of certain terms of the Indenture, the Officer’s Certificates and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, the 2034 Notes Officer’s Certificate (including the form of the 2034 Notes included therein) and the 2052 Notes Officer’s Certificate (including the form of the 2052 Notes included therein), copies of which are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above regarding the issuance of the Notes is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of January 30, 2024, among the Company and Citigroup Global Markets Inc., BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the several Underwriters named therein

4.1	Indenture, dated as of June 23, 2022, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, dated June 24, 2022, incorporated by reference herein)

4.2	Officer’s Certificate, dated February 1, 2024, including the form of the Company’s 4.700% Senior Notes due 2034

4.3	Officer’s Certificate, dated June 23, 2022, including the form of the Company’s 4.950% Senior Notes due 2052 (filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K, dated June 24, 2022, incorporated by reference herein)

5.1	Opinion of Latham & Watkins LLP

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA CORPORATION

Date: February 1, 2024	By:	/s/ Bren D. Higgins
	Name:	Bren D. Higgins
	Title:	Executive Vice President and Chief Financial Officer